UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/31/2014

Lehigh Gas Partners LP
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35711

DE	45-41165414
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

702 West Hamilton Street, Suite 203
Allentown, PA 18101
(Address of principal executive offices, including zip code)

610-625-8000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective March 31, 2014, Mr. James H. Miller resigned from the Board of Directors of Lehigh Gas GP LLC, the general partner of Lehigh Gas Partners LP. Mr. Miller's resignation did not reflect any disagreements with the Partnership or our General Partner. At the time of his resignation, Mr. Miller was the Chairman of the Nominating and Corporate Governance Committee and a member of the Compensation Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lehigh Gas Partners LP

Date: April 02, 2014	By:	/s/ Frank M. Macerato
Frank M. Macerato
General Counsel, Secretary and Chief Compliance Officer